Exhibit 99.1

COMPANY CONTACT:

Nancy Baldwin

Investor Relations

630-771-6708

Nanophase Technologies Announces Year End

2009 Financial Conference Call

Jess Jankowski Presents at the Congressional Nanotechnology Caucus

Romeoville, IL, - March 19, 2010 - Nanophase Technologies Corporation (Nasdaq: NANX), a technology leader in nanomaterials and advanced nanoengineered products, today announced the Company will disseminate a financial news release for calendar 2009 on March 25, 2010, at 3:00 p.m. CDT, 4:00 p.m. EDT. The news release will be followed by the year end financial conference call at 4:00 p.m. CDT, 5:00 p.m. EDT.

The Company also announced that on March 16th, its CEO, Jess Jankowski, presented at the Congressional Nanotechnology Caucus in Washington, DC. The caucus is chaired by Oregon Senator Ron Wyden. Jankowski, a member of the NanoBusiness Alliance Advisory Board, was participating in the NanoBusiness Washington DC Roundtable. Among other subjects, Jankowski discussed strategies for the commercialization of nanotechnology-enabled products. Nanophase Technologies is one of a handful of public companies that has successfully commercialized its nano-enabled products and in January launched NanoUltra™, a family of products for the polishing and protection of architectural glass. Mr. Jankowski’s presentation was well received. Many present noted that Nanophase Technologies seems to be one of the relatively few companies that help to incorporate nanomaterials in to products that people use in their everyday lives.

Year End 2009 Conference Call

The Nanophase conference call, to be hosted by Jess Jankowski, the Company’s President & CEO, is scheduled for March 25, 2010, at 4:00 p.m. CDT, 5:00 p.m. EDT. The conference call dial-in number for U.S. callers is 877-312-8776 and for international callers is 408-774-4007. The conference ID is 61366966. Please dial in to the conference at least five minutes before the call is scheduled to begin.

The call may also be accessed through the company’s website, at www.nanophase.com, by clicking on the link under News Center and Calendar of Events to listen to a webcast of the event.

About Nanophase Technologies

Nanophase Technologies Corporation (NANX), www.nanophase.com, is a leader in nanomaterials technologies and provides nanoengineered products and solutions for multiple industrial product applications. Using a platform of patented and proprietary integrated nanomaterial technologies, the Company creates products with unique performance attributes from two ISO 9001:2000 and ISO 14001 facilities. Nanophase delivers commercial quantity and quality nanoparticles, coated nanoparticles, and nanoparticle dispersions in a variety of media.

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Nanophase Technologies Announces Year End

2009 Financial Conference Call

Forward-Looking Statements

This press release contains words such as “expects,” ”shall,” “will,” “believes,” and similar expressions that are intended to identify forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements in this announcement are made based on the Company’s current beliefs, known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties that could cause the Company’s results of operations, performance and achievements to differ materially from current expectations expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, without limitation, the following: a decision by a customer to cancel a purchase order or supply agreement in light of the Company’s dependence on a limited number of key customers; uncertain demand for, and acceptance of, the Company’s nanocrystalline materials; the Company’s manufacturing capacity and product mix flexibility in light of customer demand; the Company’s limited marketing experience; changes in development and distribution relationships; the impact of competitive products and technologies; the Company’s dependence on patents and protection of proprietary information; the ability to satisfy and maintain minimum listing requirements of the NASDAQ Global Market; the resolution of litigation in which the Company may become involved; and other factors described in the Company’s Form 10-K filed March 25, 2009, and subsequently amended. In addition, the Company’s forward-looking statements could be affected by general industry and market conditions and growth rates. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties or other contingencies.

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